UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 23, 2006
American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Hamilton Avenue, Suite 1210, White Plains, NY 10601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 614-7000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02(b) and (c) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Section 5 – Corporate Governance and Management
Item 5.02(b) and (c) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective June 23, 2006, Adrian Tannian resigned as Chief Accounting Officer for our general partner, American Property Investors, Inc., or API. He will be replaced by Hillel Moerman. For purposes of Items 5.02 (b) and (c) of Form 8-K, API’s Chief Accounting Officer serves as the principal accounting officer of API.
From January 2005 to the present, Mr. Moerman, 34, held the positions of Director of Accounting and VP of Strategic Planning for API. Prior to that time, from September 2000 through December 2004, Mr. Moerman was a Senior Manager with Ernst & Young LLP, one of the world’s largest public accounting firms. Mr. Moerman also worked as a staff accountant for the corporate finance group of the Securities and Exchange Commission from 1999 to 2000.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)
By:	American Property Investors, Inc.
General Partner

By:	/s/ Jon F. Weber
Jon F. Weber
President and Chief Financial Officer

Date: June 23, 2006